================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 17, 2002

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)






             MISSOURI                            1-11848                              43-1627032

(State or Other Jurisdiction of           (Commission File Number)         (IRS Employer Identification Number)
           Incorporation)

                          1370 Timberlake Manor Parkway
                          Chesterfield, Missouri 63017
                    (Address of Principal Executive Office)



       Registrant's telephone number, including area code: (636) 736-7000





================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) The following exhibits are filed as part of this report on Form 8-K.



Exhibit
Number         Description


99.1           Press Release dated January 17, 2002


ITEM 9. REGULATION FD DISCLOSURE

     On January 17, 2002, Reinsurance Group of America, Incorporated issued a press release regarding, among other things, certain financial results. The press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Reinsurance Group Of America, Incorporated

Date: January 17, 2002       By:
                                  --------------------------------------------
                                  Name:    Jack B. Lay
                                  Title:  Executive Vice President and Chief
                                                        Financial Officer

                                  EXHIBIT INDEX



Exhibit No.       Description

99.1              Press Release issued January 17, 2002



















                                       4